Trade and Other Payables (Tables)	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Summary of Detailed Information about Trade and other Payables

	$ million
	Dec 31, 2017		Dec 31, 2016
	Current	Non-current	Current	Non-current
Trade payables	33,196	—	28,069	—
Other payables	5,767	3,090	5,007	3,035
Amounts due to joint ventures and associates	2,021	29	1,973	26
Derivative contracts (see Note 19)	5,253	981	6,418	3,315
Accruals and deferred income	10,426	328	11,950	549
Total	56,663	4,428	53,417	6,925